Janus Detroit Street Trust

Janus Henderson AAA CLO ETF	Janus Henderson Mortgage-Backed Securities ETF
Janus Henderson Asset-Backed Securities ETF	Janus Henderson Securitized Income ETF
Janus Henderson B-BBB CLO ETF	Janus Henderson Short Duration Income ETF
Janus Henderson Corporate Bond ETF	Janus Henderson Small Cap Growth Alpha ETF
Janus Henderson Emerging Markets Debt Hard Currency ETF	Janus Henderson Small/Mid Cap Growth Alpha ETF
Janus Henderson Global Artificial Intelligence ETF	Janus Henderson Transformational Growth ETF
Janus Henderson Income ETF	Janus Henderson U.S. Real Estate ETF
Janus Henderson Mid Cap Growth Alpha ETF

(collectively, the “Funds”)

Supplement dated December 23, 2025

to Currently Effective Prospectuses

On December 22, 2025, Janus Henderson Group plc (“Janus Henderson”), the parent company of the Funds’ investment adviser, Trian Fund Management, L.P. and its affiliated funds (“Trian”), and General Catalyst Group Management, LLC and its affiliated funds (“General Catalyst”) announced that they have entered into a definitive agreement under which Janus Henderson will be acquired by Trian and General Catalyst (the “Transaction”). The Transaction is expected to close in 2026, subject to customary closing conditions, including requisite regulatory approvals, client consents, and approval by Janus Henderson’s shareholders.

The closing of the Transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between each Fund and Janus Henderson Investors US LLC (the “Adviser”). As a result, the closing of the Transaction will cause such advisory agreements to terminate automatically in accordance with their respective terms. It is anticipated that the Board of Trustees of the Funds (the “Trustees”) will consider new advisory agreements with the Adviser. If approved by the Trustees, the new agreements will be presented to the Funds’ shareholders for approval, and, if so approved by shareholders, will take effect upon the closing of the Transaction or such later time as shareholder approval is obtained.

Please retain this Supplement with your records.